                                                                    Exhibit 99.1

(HARMONIC LOGO)

                                                                Press Release
FOR IMMEDIATE RELEASE

CONTACTS:   Robin N. Dickson                  Michael Newman
            Chief Financial Officer           Investor Relations
            Harmonic Inc.                     StreetConnect
            (408) 542-2500                    (408) 542-2760



                    HARMONIC ANNOUNCES SECOND QUARTER RESULTS

              Growing Revenue and Improving Operating Efficiencies

SUNNYVALE, CALIF.--JULY 17, 2003--Harmonic Inc. (Nasdaq: HLIT) today announced its results for the quarter ended June 27, 2003.

For the second quarter of 2003, Harmonic reported net sales of $41.7 million, compared to $37.0 million in the previous quarter and $56.3 million in the second quarter of 2002. Domestic sales represented 73% of total sales for the second quarter of 2003.

The CS division, which designs, manufactures and markets digital headend systems for a number of markets, had divisional net sales of $27.1 million, up from $24.0 million in the previous quarter. During the second quarter, the Company saw increased shipments to its cable customers, particularly sales of its NSG product for video-on-demand (VOD) services.

The BAN division, which designs, manufactures and markets fiber optic products for broadband cable networks, had divisional net sales of $14.6 million, up from $13.0 million in the previous quarter. The growth in BAN sales was due to increased shipments to a number of domestic and international cable operators.

"Although our customers remain generally cautious about capital commitments, we are seeing targeted expenditures in areas such as video-on-demand in cable and local channel services in the satellite market," said Anthony J. Ley, Chairman, President and Chief Executive Officer. "We are pleased with our sequential improvement in revenue and gross margin, sustained focus on expense control and continued development and introduction of exciting new products. During the second quarter, Harmonic was recognized as the "Biggest Contributor to Content Delivery" by a leading industry publication for our pioneering IP-based VOD solutions. In addition, we introduced our enhanced NMX Digital Service Manager(TM) to provide visual monitoring capabilities for our VOD platform."

"While the market environment is still challenging, Harmonic's product portfolio remains strongly positioned to address the intensifying competitive pressure on our cable, satellite and telco customers to


                                                      Harmonic Inc.
                                                      549 Baltic Way
                                                      P.O. Box 3775
                                                      Sunnyvale, CA  94089
                                                      Tel: +1.408.542.2500
                                                      Fax: +1.408.542.2511
                                                      www.harmonicinc.com
offer a combination of digital services, including video-on-demand, high-definition video and high-speed data services. In the third quarter, we expect to see continued revenue growth."

The GAAP net loss for the second quarter of 2003 was $11.7 million or $0.19 per share, compared to $11.1 million or $0.19 per share for the same period of 2002. The GAAP net loss for the second quarter of 2003 includes a non-cash charge for the amortization of intangibles of $3.5 million, a credit relating to the sale of previously reserved inventory of $1.0 million, and the litigation settlement charge of $2.7 million described in a separate press release issued today. Excluding the above charges and credit, the non-GAAP loss for the quarter was $6.6 million, or $0.11 per share, compared to a non-GAAP loss of $5.2 million, or $0.09 per share for the second quarter of 2002. The reconciliation between GAAP and non-GAAP net loss is provided in the accompanying tables.

The Company will host a conference call to discuss its second quarter financial results today at 2:00 p.m. Pacific (5:00 p.m. Eastern). A listen-only broadcast of the conference call can be accessed on the Company's website at: www.harmonicinc.com or by calling +1-212-748-2800 (Reservation No. 21090932). The replay will be available at the same website address or by calling +1-402-977-9140 (Reservation No. 21090932).

ABOUT HARMONIC INC.

Harmonic Inc. is a leading provider of digital video, broadband optical networking and IP delivery systems to cable, satellite, telecom and broadcast network operators. Harmonic's open standards-based solutions for the headend through the last mile enable customers to develop new revenue sources and a competitive advantage by offering powerful interactive video, voice and data services such as video-on-demand, high definition digital television, telephony and Internet access.

Harmonic (Nasdaq: HLIT) is headquartered in Sunnyvale, California with R&D, sales and system integration centers worldwide. The Company's customers, including many of the world's largest communications providers, deliver services in virtually every country. Visit www.harmonicinc.com for more information.

This press release contains forward-looking statements within the meaning of
Section 27(a) of the Securities Act of 1933 and Section 21(e) of the Securities Exchange Act of 1934, including statements related to our competitive position in the worldwide cable market, our belief that we will continue to see targeted expenditures in areas such as video-on-demand in cable and local channel services in the satellite market, our belief that our cable, satellite and telco customers will need to upgrade their networks in order to keep pace with intensifying demand for a combination of digital services, including, video-on-demand, high-definition video and high-speed data services, our expectation that we will see continued revenue growth in the third quarter, and our belief that our product portfolio remains well-positioned to capitalize on long-term opportunities across a wide range of broadband markets. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include delays or decreases in capital spending in the cable and satellite industry, customer concentration and consolidation, general economic conditions, our need for additional financing, market acceptance of new or existing Harmonic products,


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
losses of one or more key customers, risks associated with Harmonic's international operations, inventory management problems, disruptions in scheduled payments of litigation settlement amounts, the effect of competition, difficulties associated with rapid technological changes in Harmonic's markets, the need to introduce new and enhanced products, and risks associated with a cyclical and unpredictable sales cycle. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission including its Annual Report filed on Form 10-K for the year ended December 31, 2002 and its subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Harmonic does not undertake to update any forward-looking statements.

EDITOR'S NOTE:      PRODUCT AND COMPANY NAMES USED HERE ARE TRADEMARKS OR
                    REGISTERED TRADEMARKS OF THEIR RESPECTIVE COMPANIES.


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
                                  HARMONIC INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                    JUNE 27, 2003         DECEMBER 31, 2002
                                                                    -------------         -----------------
                                                                     (UNAUDITED)
Assets
Current assets:
     Cash and cash equivalents                                       $    22,867             $    21,542
     Short-term investments                                               13,443                  27,616
     Accounts receivable, net                                             34,775                  25,380
     Inventories                                                          21,644                  25,904
     Prepaid expenses and other assets                                     3,554                   5,494
                                                                     -----------             -----------
     Total current assets                                                 96,283                 105,936

Property and equipment, net                                               27,295                  32,456

Intangibles and other assets                                              28,378                  35,362
                                                                     -----------             -----------
                                                                     $   151,956             $   173,754
                                                                     ===========             ===========

Liabilities and stockholders' equity
Current liabilities:
     Current portion of long-term debt                               $     1,581             $     1,862
     Accounts payable                                                      9,578                   7,258
     Income taxes payable                                                  7,179                   6,900
     Accrued liabilities                                                  59,336                  58,670
                                                                     -----------             -----------

     Total current liabilities                                            77,674                  74,690
                                                                     -----------             -----------

Long-term debt, less current portion                                         511                     710
Accrued excess facilities costs                                           32,407                  34,754
Other non-current liabilities                                              1,501                   1,417
                                                                     -----------             -----------

     Total liabilities                                                   112,093                 111,571
                                                                     -----------             -----------

Stockholders' equity:
     Common stock                                                      1,964,180               1,963,294
     Accumulated deficit                                              (1,924,474)             (1,901,125)
     Accumulated other comprehensive income                                  157                      14
                                                                     -----------             -----------

     Total stockholders' equity                                           39,863                  62,183
                                                                     -----------             -----------

                                                                     $   151,956             $   173,754
                                                                     ===========             ===========


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
                                  HARMONIC INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                          THREE MONTHS ENDED                          SIX MONTHS ENDED
                                                 ------------------------------------         ---------------------------------
                                                 JUNE 27, 2003          JUNE 28, 2002         JUNE 27, 2003        JUNE 28, 2002
                                                 -------------          -------------         -------------        -------------
Net sales                                           $  41,653             $  56,309             $  78,694             $ 110,341

Cost of sales                                          28,901                37,074                55,195                75,343
                                                    ---------             ---------             ---------             ---------

Gross profit                                           12,752                19,235                23,499                34,998
                                                    ---------             ---------             ---------             ---------

Operating expenses:
     Research and development                           8,431                10,795                16,934                21,914
     Selling, general and administrative               14,408                17,026                26,471                32,347
     Amortization of intangibles                        1,933                 2,828                 3,866                 5,656
                                                    ---------             ---------             ---------             ---------

Total operating expenses                               24,772                30,649                47,271                59,917
                                                    ---------             ---------             ---------             ---------

Loss from operations                                  (12,020)              (11,414)              (23,772)              (24,919)

Interest and other income                                 438                   290                   623                   283
                                                    ---------             ---------             ---------             ---------

Loss before income taxes                              (11,582)              (11,124)              (23,149)              (24,636)

Provision for income taxes                                100                  --                     200                   500
                                                    ---------             ---------             ---------             ---------

Net loss                                            $ (11,682)            $ (11,124)            $ (23,349)            $ (25,136)
                                                    =========             =========             =========             =========

Net loss per share
     Basic and diluted                              $   (0.19)            $   (0.19)            $   (0.39)            $   (0.42)
                                                    =========             =========             =========             =========

Weighted average shares

     Basic and diluted                                 60,462                59,552                60,457                59,513
                                                    =========             =========             =========             =========


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
                                  HARMONIC INC.
          NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                          THREE MONTHS ENDED                            SIX MONTHS ENDED
                                                 ------------------------------------         -----------------------------------
                                                 JUNE 27, 2003          JUNE 28, 2002         JUNE 27, 2003         JUNE 28, 2002
                                                 -------------          -------------         -------------         -------------
Net sales                                           $  41,653             $  56,309             $  78,694             $ 110,341

Cost of sales                                          28,406                36,751                54,217                71,998
                                                    ---------             ---------             ---------             ---------
Gross profit                                           13,247                19,558                24,477                38,343
                                                    ---------             ---------             ---------             ---------
Operating expenses:
     Research and development                           8,431                10,795                16,934                21,914
     Selling, general and administrative               11,738                14,278                23,801                29,599
                                                    ---------             ---------             ---------             ---------
Total operating expenses                               20,169                25,073                40,735                51,513
                                                    ---------             ---------             ---------             ---------
Loss from operations                                   (6,922)               (5,515)              (16,258)              (13,170)

Interest and other income                                 438                   290                   623                   283
                                                    ---------             ---------             ---------             ---------
Loss before income taxes                               (6,484)               (5,225)              (15,635)              (12,887)

Provision for income taxes                                100                  --                     200                   500
                                                    ---------             ---------             ---------             ---------
Net loss                                            $  (6,584)            $  (5,225)            $ (15,835)            $ (13,387)
                                                    =========             =========             =========             =========

Net loss per share
     Basic and diluted                              $   (0.11)            $   (0.09)            $   (0.26)            $   (0.22)
                                                    =========             =========             =========             =========

Weighted average shares
     Basic and diluted                                 60,462                59,552                60,457                59,513
                                                    =========             =========             =========             =========


(1) These Non-GAAP Condensed Consolidated Statements of Operations are provided to enhance overall understanding of our current financial performance and our prospects for the future. The presentation of this Non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP and is not necessarily comparable to Non-GAAP results published by other companies. A table reconciling the Non-GAAP net loss to the GAAP net loss follows below.

                                  HARMONIC INC.
                      NON-GAAP TO GAAP LOSS RECONCILIATION
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                       THREE MONTHS ENDED                   SIX MONTHS ENDED
                                               -------------------------------     -------------------------------
                                               JUNE 27, 2003     JUNE 28, 2002     JUNE 27, 2003     JUNE 28, 2002
                                               -------------     -------------     -------------     -------------
     Non-GAAP net loss                          $     (6,584)     $    (5,225)      $    (15,835)     $   (13,387)

     Items charged to cost of sales:

        Amortization of intangibles                   (1,540)          (3,022)            (3,080)          (6,044)
        Realized margin on reserved product
        sold                                           1,045            2,900              2,102            2,900
        Provision for probable losses on
        Adelphia deferred cost of sales                --                (201)             --                (201)
                                                ------------      -----------       ------------      -----------
          Total of charges to cost of sales             (495)            (323)              (978)          (3,345)
                                                ------------      -----------       ------------      -----------
     Items charged to operating expenses:

        Amortization of intangibles                   (1,933)          (2,828)            (3,866)          (5,656)
        Loss on litigation settlement                 (2,670)                             (2,670)
        Provision for probable losses on
        Adelphia account receivables                   --              (2,748)             --              (2,748)
                                                ------------      -----------       ------------      -----------
          Total of charges to operating
          expenses                                    (4,603)          (5,576)            (6,536)          (8,404)
                                                ------------      -----------       ------------      -----------
     GAAP net loss                              $    (11,682)     $   (11,124)      $    (23,349)     $   (25,136)
                                                ============      ===========       ============      ===========


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